UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 1, 2007

WHITNEY HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	0-1026	72-6017893
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

228 St. Charles Avenue, New Orleans, Louisiana	70130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	504-586-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Whitney Holding Corporation will make a presentation to the Gulf South Bank Conference at the Ritz-Carlton Hotel in New Orleans, Louisiana on May 1, 2007 beginning at 10:50 a.m., Central Time. A copy of the visual presentation is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

99.1 Visual Presentation by Whitney Holding Corporation to the Gulf South Bank Conference in New Orleans, Louisiana on May 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY HOLDING CORPORATION

By: /s/ Thomas L. Callicutt, Jr.
Thomas L. Callicutt, Jr.
Executive Vice President
and Chief Financial Officer

Date: May 1, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Visual Presentation by Whitney Holding Corporation to the Gulf South Bank Conference in New Orleans, Louisiana on May 1, 2007.